PROXY
                           THE ACTAVA GROUP INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Special Meeting of Stockholders
                             November 1, 1995


                  The undersigned hereby appoints Frederick B. Beilstein, III, Walter M. Grant, and Victor E. Goetz, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to vote at the Special Meeting of Stockholders (the "Special Meeting") of The Actava Group Inc. ("Actava"), to be held on November 1, 1995, commencing at 9:00 a.m., local time, in the Conference Center, Resurgens Plaza, 945 East Paces Ferry Road, Atlanta, Georgia 30326, and any and all adjournments thereof, all of the shares of Common Stock, $1.00 par value per share, of Actava ("Actava Common Stock") according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following, as more fully set forth in the Joint Proxy Statement/Prospectus of Actava, Orion Pictures Corporation ("Orion"), MCEG Sterling Incorporated ("Sterling") and Metromedia International Telecommunications, Inc. ("MITI"), dated September 28, 1995:

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IN ADDITION, PROXY CARDS MAY BE GIVEN OR REVOKED BY DELIVERING TO CHEMICAL MELLON SHAREHOLDER SERVICES, BY MEANS OF FACSIMILE AT (201) 296-4956, BOTH SIDES OF AN EXECUTED PROXY CARD.

1. To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of September 27, 1995 (the "Merger Agreement") by and among Actava, Orion, Sterling, MITI, OPC Merger Corp., and MITI Merger Corp. (which provides, among other things, for an amendment and restatement of Actava's Certificate of Incorporation) and the consummation of the transactions contemplated thereby including, without limitation, the mergers of each of Orion and MITI with and into OPC Merger Corp. and MITI Merger Corp., respectively, and the merger of Sterling with and into Actava.

    FOR    AGAINST    ABSTAIN

    [ ]      [ ]        [ ]


2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 LISTED ABOVE.


                                Dated:___________________________________, 1995


                                _______________________________________________
                                                     Signature

                                _______________________________________________
                                          Signature if held jointly

Please sign exactly as name(s) appear on this Proxy Card. When Shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   PROXY
                           THE ACTAVA GROUP INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Special Meeting of Stockholders
                             November 1, 1995


                  The undersigned hereby instructs the Trustees of The Actava Group Inc. Employees Stock Purchase Plan to vote by proxy at the Special Meeting of Stockholders (the "Special Meeting") of The Actava Group Inc. ("Actava"), to be held on November 1, 1995, commencing at 9:00 a.m., local time, in the Conference Center, Resurgens Plaza, 945 East Paces Ferry Road, Atlanta, Georgia 30326, and any and all adjournments thereof, the number of shares of Common Stock, $1.00 par value per share, of Actava ("Actava Common Stock") indicated on the reverse side of this proxy for the purposes of considering and taking action upon the following, as more fully set forth in the Joint Proxy Statement/Prospectus of Actava, Orion Pictures Corporation ("Orion"), MCEG Sterling Incorporated ("Sterling") and Metromedia International Telecommunications, Inc. ("MITI"), dated September 28, 1995:

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IN ADDITION, PROXY CARDS MAY BE GIVEN OR REVOKED BY DELIVERING TO CHEMICAL MELLON SHAREHOLDER SERVICES, BY MEANS OF FACSIMILE AT (201) 296-4956, BOTH SIDES OF AN EXECUTED PROXY CARD.

1. To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of September 27, 1995 (the "Merger Agreement") by and among Actava, Orion, Sterling, MITI, OPC Merger Corp., and MITI Merger Corp. (which provides, among other things, for an amendment and restatement of Actava's Certificate of Incorporation) and the consummation of the transactions contemplated thereby including, without limitation, the mergers of each of Orion and MITI with and into OPC Merger Corp. and MITI Merger Corp., respectively, and the merger of Sterling with and into Actava.

    FOR    AGAINST    ABSTAIN

    [ ]      [ ]        [ ]


2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 LISTED ABOVE.


                                Dated:___________________________________, 1995


                                _______________________________________________
                                                     Signature

                                _______________________________________________
                                          Signature if held jointly

Please sign exactly as name(s) appear on this Proxy Card. When Shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnerrship, please sign in partnership name by authorized person.

                                   PROXY
                           THE ACTAVA GROUP INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     Special Meeting of Stockholders
                             November 1, 1995


                  The undersigned hereby instructs the Trustees of The Actava Group Inc. Employees Stock Purchase Plan (Automatic Account "Paysop") to vote by proxy at the Special Meeting of Stockholders (the "Special Meeting") of The Actava Group Inc. ("Actava"), to be held on November 1, 1995, commencing at 9:00 a.m., local time, in the Conference Center, Resurgens Plaza, 945 East Paces Ferry Road, Atlanta, Georgia 30326, and any and all adjournments thereof, the number of shares of Common Stock, $1.00 par value per share, of Actava ("Actava Common Stock") indicated on the reverse side of this proxy for the purposes of considering and taking action upon the following, as more fully set forth in the Joint Proxy Statement/Prospectus of Actava, Orion Pictures Corporation ("Orion"), MCEG Sterling Incorporated ("Sterling") and Metromedia International Telecommunications, Inc. ("MITI"), dated September 28, 1995:

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IN ADDITION, PROXY CARDS MAY BE GIVEN OR REVOKED BY DELIVERING TO CHEMICAL MELLON SHAREHOLDER SERVICES, BY MEANS OF FACSIMILE AT (201) 296-4956, BOTH SIDES OF AN EXECUTED PROXY CARD.

1. To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of September 27, 1995 (the "Merger Agreement") by and among Actava, Orion, Sterling, MITI, OPC Merger Corp., and MITI Merger Corp. (which provides, among other things, for an amendment and restatement of Actava's Certificate of Incorporation) and the consummation of the transactions contemplated thereby including, without limitation, the mergers of each of Orion and MITI with and into OPC Merger Corp. and MITI Merger Corp., respectively, and the merger of Sterling with and into Actava.

    FOR    AGAINST    ABSTAIN

    [ ]      [ ]        [ ]

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 LISTED ABOVE.


                                Dated:___________________________________, 1995


                                _______________________________________________
                                                     Signature

                                _______________________________________________
                                          Signature if held jointly

Please sign exactly as name(s) appear on this Proxy Card. When Shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.